Exhibit 99.2

                    FORM OF ELECTION / LETTER OF TRANSMITTAL

                     For use by shareholders of RED OAK BANK

                        in connection with the merger of

                                  RED OAK BANK

                                  with and into

                           UNION CENTER NATIONAL BANK,

                                 a subsidiary of

                              CENTER BANCORP, INC.

                    Please read these instructions carefully.

      You must use this form:

      * To tell the Exchange Agent whether you prefer to receive Center Bancorp, Inc. ("Center") common stock or cash or a combination of such stock and cash in the merger in exchange for your Red Oak Bank common stock.

      *     To submit your Red Oak Bank stock certificate.

      If you fail to submit this form by the deadline described below, or if you fail to enclose your Red Oak Bank stock certificate(s) with this form, you will be treated as though you expressed no preference between cash and stock.

      THE DEADLINE FOR SUBMISSION OF THIS FORM IS 5:00 P.M. EST ON THE DATE THAT IS THREE BUSINESS DAYS PRIOR TO THE DAY ON WHICH RED OAK BANK IS MERGED INTO CENTER. SINCE THE MERGER CANNOT BE COMPLETED UNTIL AFTER THE RED OAK BANK SHAREHOLDERS VOTE WITH RESPECT TO THE MERGER, THE DEADLINE FOR SUBMISSION MAY BE AS EARLY AS 5:00 P.M. EST ON __________, 2005. TO ENSURE THAT YOU MEET THE DEADLINE, YOU MAY WANT TO SUBMIT THIS FORM AND YOUR STOCK CERTIFICATE EARLIER. We will permit you to revoke the form and we will return your stock certificate to you if you notify the Exchange Agent in writing prior to the deadline.

      To meet the deadline, you must properly complete this form and cause it to be delivered by the deadline, along with your stock certificates and any other documents noted in the instructions below, to the Exchange Agent at the address shown below. If this document is delivered to any address other than the one shown below, it will not be a valid delivery. The Exchange Agent cannot be responsible for documents delivered to the wrong address.

                             The Exchange Agent is:

                         Registrar and Transfer Company
                             Attn: Corporate Actions
                                10 Commerce Drive
                               Cranford, NJ 07016
                            Telephone: (800) 368-5948
                               Fax: (908) 497-2311

                       YOU MUST COMPLETE BOXES A, B AND D
                          AND CHECK ONE OF THE ELECTION
                            ALTERNATIVES NOTED BELOW

To the Exchange Agent:

      This document is being delivered to you in connection with the merger of Red Oak Bank with and into Union Center National Bank, a wholly-owned subsidiary of Center Bancorp, Inc.

      I hereby surrender the stock certificates identified in Box A. I have indicated below my preference to receive either cash or Center common stock or a combination of cash and Center common stock in the merger in exchange for the shares represented by those certificates. I understand that Center may override my election based on the allocation procedures applicable to the merger. I HEREBY ELECT AS FOLLOWS:

(Check only one of the following 4 choices):

            [_] I prefer to receive cash for some of my Red Oak Bank shares and Center common stock for the rest of my Red Oak Bank shares.

            [_] I prefer to receive only cash.

            [_] I prefer to receive only Center common stock (other than cash in lieu of fractional shares).

            [_] I express no preference between cash and Center common stock.

      If I checked the first box, I FURTHER ELECT AS FOLLOWS:

            I desire to convert ___% [insert any percentage below 100%] of my Red Oak Bank shares into Center common stock and the remainder of my Red Oak Bank shares into cash.

      By signing below, I certify that this election covers all of the shares of Red Oak Bank common stock registered in my name and either (1) beneficially owned by me or (2) owned by me in a representative or fiduciary capacity for a particular beneficial owner. This election is subject to the terms and conditions set forth in the proxy statement and prospectus furnished to the shareholders of Red Oak Bank in connection with the Red Oak Bank/Union Center National Bank merger. I acknowledge receiving a copy of that proxy statement and prospectus. I understand that I can obtain additional copies from the Exchange Agent if I wish.

      I understand that I should refer to the tax issues addressed in the proxy statement and prospectus before making my election.

                                      BOX A
                             CERTIFICATE INFORMATION

      List below the Red Oak Bank stock certificates to which this document relates.

                     (Attach additional sheets if necessary)
--------------------------------------------------------------------------------

    NAME AND ADDRESS            CERTIFICATE NUMBER           NUMBER OF
                                                             SHARES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                     CERTIFICATE HOLDER(S) SIGN BOX B BELOW

      I hereby represent and warrant that I have full power and authority to complete and deliver this document, to make the election set forth above and to deliver for surrender and cancellation the certificates described in Box A and any other certificates that I have delivered along with this document. I represent and warrant that the shares represented by the certificates are free and clear of all liens, restrictions, charges and encumbrances and are not subject to any adverse claim. If the Exchange Agent requests, I will execute and deliver any additional documents necessary or desirable to complete the exchange of the certificates. All authority that I confer by this document will survive my death or incapacity and all my obligations hereunder will be binding on my heirs, personal representatives, successors and assigns. I acknowledge that the certificates will not be deemed delivered until this document and the accompanying certificates are actually received by the Exchange Agent. Until then, the risk of loss and title to the certificates will not pass to the Exchange Agent.

                                      BOX B
                         YOU MUST SIGN IN THE BOX BELOW.
                Also: Sign and provide your tax ID number on the
                           Substitute Form W-9 below.
--------------------------------------------------------------------------------

                              SIGNATURE(S) REQUIRED
                  Signature(s) of Registered Holder(s) or Agent


--------------------------------------------------------------------------------
Must be signed by the registered holder(s) EXACTLY as name(s) appear(s) on stock certificate(s). If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer for a corporation acting in a fiduciary or representative capacity, or other person, please set forth full title. See Instruction 2.


--------------------------------------------------------------------------------
                         Signature of Registered Holder

--------------------------------------------------------------------------------
                         Signature of Registered Holder




--------------------------------------------------------------------------------
                                  Title, if any

Date: _________, 2005

Telephone No.:  _____________

--------------------------------------------------------------------------------


                                      BOX C

--------------------------------------------------------------------------------

                      SIGNATURE(S) GUARANTEED (IF REQUIRED)
                               See Instruction 5.


--------------------------------------------------------------------------------
Unless the shares are tendered by the registered holder(s) of the common stock, or for the account of a member of a "Signature Guarantee Program" ("STAMP"), Stock Exchange Medallion Program ("SEMP") or New York Stock Exchange Medallion Signature Program ("MSP") (an "Eligible Institution"), the signature(s) in Box B must be guaranteed by an Eligible Institution. See Instruction 5.

--------------------------------------------------------------------------------
                              Authorized Signature

--------------------------------------------------------------------------------
                                  Name of Firm

--------------------------------------------------------------------------------
                         Address of Firm - Please Print


--------------------------------------------------------------------------------

                            IMPORTANT TAX INFORMATION

      NOTE: FAILURE TO COMPLETE THE SUBSTITUTE FORM W-9 BELOW MAY RESULT IN BACKUP WITHHOLDING OF A SUBSTANTIAL PERCENTAGE OF ANY PAYMENT OR DISTRIBUTIONS MADE TO YOU PURSUANT TO THE MERGER OR OTHERWISE.

      See Instruction 9 of this Letter of Transmittal with respect to the substitute Form W-9.

                                      BOX D

                      PAYER: REGISTRAR AND TRANSFER COMPANY

------------------------------------------------------------------------------------------------------------------------------------
    SUBSTITUTE FORM W-9                        PART I - PLEASE PROVIDE YOUR TIN           Social Security No.
                                               IN THE SPACE AT THE RIGHT AND              or Employer
    DEPARTMENT OF THE TREASURY                 CERTIFY BY SIGNING AND DATING              Identification No.
    INTERNAL REVENUE SERVICE                   BELOW
                                                                                          ------------------

                                             ---------------------------------------------------------------------------------------
    PAYER'S REQUEST FOR TAXPAYER               PART II - For Payees exempt from           PART III
    IDENTIFICATION NUMBER (TIN)                backup withholding, see the                IF AWAITING TIN, CHECK
                                               attached  Guidelines  For  BOX  :
                                               Certification     of    Taxpayers
                                               Identification      Number     on                              [_]
                                               Substitute  Form W-9 and complete
                                               as instructed therein.

------------------------------------------------------------------------------------------------------------------------------------

CERTIFICATION - Under penalties of perjury, I certify that: (1) The Number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), AND (2) I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding.

CERTIFICATION INSTRUCTIONS - You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you were no longer subject to backup withholding, do not cross out item (2).
--------------------------------------------------------------------------------

    PLEASE SIGN HERE           SIGNATURE
                               ________________________________________________
                               DATE  _________, 2005

--------------------------------------------------------------------------------

             CERTIFICATION: AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty (60) days, a substantial portion of all reportable payments made to me thereafter will be withheld until I provide a number.

--------------------------------            -----------------------------------
         Signature                                      Date

                    SPECIAL PAYMENT AND MAILING INSTRUCTIONS

      I understand that the Center stock certificates or payment checks for cash that will be issued in exchange for the Red Oak Bank stock certificates I surrender will be issued in the same names as the Red Oak Bank stock certificates and will be mailed to the address of the registered holders indicated in Box A, unless I indicate otherwise in Box E or Box F below. If Box E is completed, my signature must be guaranteed in Box C as described in Instruction 5. Method of delivery of the certificate(s) is at the option and risk of the owner thereof. See Instruction 1.

      If your Certificate(s) have been lost, stolen, misplaced or mutilated, contact the Exchange Agent at (800) 368-5948 . See Instruction 8.

--------------------------------------------------------------------------------
                         BOX E SPECIAL ISSUANCE/PAYMENT
                                  INSTRUCTIONS

--------------------------------------------------------------------------------

Complete  ONLY if the new  certificate  and/or  check is to be  issued in a name
different  from  the  name  on  the   surrendered   certificate(s).   Issue  to:

Name:

--------------------------------------------------------------------------------

Address:

--------------------------------------------------------------------------------




--------------------------------------------------------------------------------

(Please also complete  Substitute Form W-9 above AND see instructions  regarding
signature       guarantee.       See       Instructions       5      and      9)
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                             BOX F SPECIAL DELIVERY
                                  INSTRUCTIONS

--------------------------------------------------------------------------------

Complete ONLY IF the new certificate/check is to be mailed to an address other than the address reflected in Box A. Mail to:

Name:

--------------------------------------------------------------------------------

Address:

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------



--------------------------------------------------------------------------------


                                  INSTRUCTIONS

      (1) Execution and Delivery. This document, or a copy of it, must be properly filled in, dated and signed. It must be delivered, together with your Red Oak Bank stock certificates, to the Exchange Agent at the appropriate address set forth on the first page of this document.

      You may choose any method to deliver this document and your stock certificates; however, you assume all risk of non-delivery. If you choose to use the mail, we recommend that you use registered mail, return receipt requested, and that you properly INSURE all stock certificates. Delivery of stock certificates will be considered effective and risk of loss and title to stock certificates will pass only when those stock certificates are actually received by the Exchange Agent.

      The Exchange Agent will mail the new Center stock certificates and/or payment checks to which you are entitled, only after:

      * you have delivered to the Exchange Agent this form, or a copy of it, properly completed,

      * you have delivered your Red Oak Bank stock certificates to the Exchange Agent along with this form,

      * you have followed the relevant instructions in this document in completing this form and delivering this form and your stock certificates to the Exchange Agent; and

      * the merger has occurred.

      (2) Signatures. Except as otherwise permitted below, you must sign this Form of Election/Letter of Transmittal exactly the way your name appears on the face of your Red Oak Bank stock certificates. If the shares are owned by two or more persons, each one must sign exactly as his or her name appears on the face of the certificates. If shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this form as there are different registrations of the certificates. If shares of Red Oak Bank common stock have been assigned by the registered owner, this document should be signed in exactly the same way as the name of the assignor appearing on the stock certificates or transfer documents. See Instructions 5(a) and 5(b).

      (3) Resolution of Disputes. Any and all disputes regarding this Form of Election/Letter of Transmittal will be resolved by Center, and its decision will be conclusive and binding on all concerned. Center may delegate this function to the Exchange Agent in whole or in part. Each of Center and the Exchange Agent has absolute discretion to reject any and all documents and surrenders of Red Oak Bank stock certificates that it decides are not in proper form. Each of Center and the Exchange Agent has absolute discretion to waive any immaterial irregularities in any document or in the surrender of any stock certificate. A Form of Election/Letter of Transmittal will not be considered to have been submitted, and a Red Oak Bank stock certificate will not be considered to have been surrendered, until all defects or irregularities have been either waived or cured.

      (4) Issuing Payment Checks and New Certificates in the Same Name. If all new Center stock certificates or payment checks are to be issued in the name of the registered holders inscribed on the surrendered stock certificates, the surrendered stock certificates do not need to be endorsed and the signatures on this document do not need to be guaranteed. If you need to correct a name or change a name, but no change in ownership is involved, see Instruction 5(c).

      (5) Issuing Payment Checks and New Certificates in Different Names. If any new Center stock certificates or payment checks are to be issued in the name of someone other than the registered holders of the surrendered stock certificates, you must follow the instructions below. Note that in each circumstance listed below, shareholders must have signatures guaranteed in Box C and must complete Box E.

            (a) Endorsement and Guarantee. The surrendered Red Oak Bank stock certificates must be properly endorsed (or accompanied by appropriate stock powers properly executed) by the registered holders of those certificates to the person who is to receive the new Center stock certificates or payment checks. The signatures of the registered holders on the endorsement or stock power must correspond with the names written upon the face of the Red Oak Bank stock certificates in every particular instance and must be medallion guaranteed by an eligible guarantor institution as defined below.

            Definition of Eligible Guarantor Institution. The term "eligible guarantor institution" is defined in Rule17Ad-15 of the regulations of the Securities and Exchange Commission. The types of entities listed below typically qualify as eligible guarantor institutions. If you are not certain whether a particular institution is an eligible guarantor institution, you should check with the Exchange Agent before using that institution to guarantee your signature.

      *     Banks;

      * Brokers, dealers, municipal securities dealers, municipal securities brokers, government securities dealers, and government securities brokers;

      *     Credit unions;

      * National securities exchanges, registered securities associations, and clearing agencies; and

      *     Savings associations.

      (b) Transferor's Signature. This document must be signed by the transferor or assignor or his or her agent, and should not be signed by the transferee or assignee. See Box B. The signature of the transferor or assignor must be medallion guaranteed by an eligible guarantor institution in the manner described in Instruction 5(a).

      (c) Correction of or Change in Name. For a correction of name or for a change in name which does not involve a change in ownership, proceed as follows:
For a change in name by marriage, etc., this document should be signed, e.g., "Mary Doe, now by marriage Mary Jones." For a correction in name, this document should be signed, e.g., "James E. Brown, incorrectly inscribed as J. E. Brown." The signature in each case should be guaranteed in the manner described in Instruction 5(b) above and Box E should be completed.

      You should consult your own tax advisor as to any possible tax consequences resulting from the issuance of new Center stock certificates or payment checks in a name different from that of the registered holders of the surrendered Red Oak Bank stock certificates.

      (6)  Supporting  Evidence.   If  this  document,   any  stock  certificate
endorsement or any stock power is executed by

      *     an agent,

      *     an attorney,

      *     an administrator,

      *     an executor,

      *     a guardian,

      *     a trustee,

      *     an officer of a corporation on behalf of the corporation, or

      *     any other person in any fiduciary or representative capacity,

then you must submit documentary evidence of the signer's appointment and authority to act in that capacity (including court orders and corporate resolutions when necessary), as well as evidence of the authority of the person making the execution. The documentary evidence must be in a form that is satisfactory to the Exchange Agent.

      (7) Special Instructions for Delivery by the Exchange Agent. The new Center stock certificates or payment checks will be mailed to the address of the registered holders indicated in Box A, unless different instructions are given in Box F.

      (8) Lost, Stolen or Destroyed Certificates. If you are unable to locate a Red Oak Bank stock certificate, the Exchange Agent will send you additional documentation that you must complete in order to exchange your lost or destroyed certificates. There may be a fee to replace lost certificates. The contact information regarding lost or destroyed certificates is:

                         Registrar and Transfer Company
                        Attn: Lost Certificate Department
                                10 Commerce Drive
                               Cranford, NJ 07016
                                 (800) 368-5948
                                 (908) 497-2311

      (9) Federal Income Tax Withholding. Under federal income tax law, the Exchange Agent is required to file a report with the IRS disclosing certain cash payments it makes to holders of Red Oak Bank stock certificates. Unless an exemption applies, you must provide the Exchange Agent with your correct tax identification number (your "TIN") on Substitute Form W-9 to avoid "backup withholding" of federal income tax on any cash received upon the surrender. The TIN for an individual is his or her social security number. This document includes a Substitute Form W-9 as Box D. The Substitute Form W-9 requires that you certify, under penalties of perjury, that the TIN provided is correct and that you are not otherwise subject to backup withholding. If the correct TIN and certifications are not provided, the IRS may subject you to a $50 penalty, and payments made for surrender of stock certificates may be subject to backup withholding at a rate of 28%. In addition, if you make a false statement that results in no imposition of backup withholding, and there was no reasonable basis for making the statement, the IRS may subject you to a $500 penalty.

      Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of the tax withheld. If backup withholding results in an overpayment of income taxes, a refund may be obtained from the IRS.

      The TIN that must be provided on the Substitute Form W-9 is that of the registered holders of the stock certificates at the effective time of the Red Oak Bank/Center merger. The box in Part II of the Substitute Form W-9 may be checked if the person surrendering the stock certificates has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part II has been checked, the person surrendering the stock certificates must also complete the Certification: Awaiting Taxpayer Identification Number in order to avoid backup withholding. Even though the box in Part II may be checked (and the Certification: Awaiting Taxpayer Identification Number may be completed), the Exchange Agent may be required to withhold 28% on all cash payments with respect to surrendered stock certificates made before the Exchange Agent has received a properly certified TIN.

      Exempt persons (including, among others, corporations) are not subject to backup withholding. A foreign individual may qualify as an exempt person by submitting the appropriate form, signed under penalties of perjury, certifying to that person's exempt status. A form of such statement can be obtained from the Exchange Agent. You should consult your own tax advisor regarding your qualification for an exemption from backup withholding and the procedure for obtaining the exemption, or for further guidance in completing the Substitute Form W-9.

      (10) Questions and Requests for Information or Assistance. If you have any questions or need assistance to complete this document, or if you want additional copies of this document, please contact the Exchange Agent. You may reach the Exchange Agent:

                                by telephone at:

                                 (800) 368-5948

                                or by writing to:

                         Registrar and Transfer Company
                       Attn: Investor Relations Department
                                10 Commerce Drive
                               Cranford, NJ 07016

                                  ATTACHMENT A

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payer. Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer.

------------------------------ ---------------------------- ------------------------- ---------------------------
FOR THIS TYPE OF ACCOUNT       GIVE NAME AND SOCIAL         FOR THIS TYPE OF ACCOUNT    GIVE NAME AND EMPLOYER
                               SECURITY NUMBER OF                                      IDENTIFICATION NUMBER OF
============================== ============================ ========================= ===========================
1.An individual's              The individual               8. Sole proprietorship     The owner(4)
account                                                        account

------------------------------ ---------------------------- ------------------------- ---------------------------
2. Two or more  individuals    The  actual  owner of the    9. A valid  trust, estate  Legal entity (Do not
(joint  account)               account or, if combined         or pension trust        furnish the identifying
                               funds, the first individual                             number of the personal
                               on the account(1)                                       representative or trustee
                                                                                       unless the legal entity
                                                                                       itself is not designated in
                                                                                       the account title)(5)
------------------------------ ---------------------------- ------------------------- ---------------------------
3. Husband and wife            The actual owner of the      10. Corporate account      The corporation
(joint account)                account or, if joint funds,
                               either persons'

------------------------------ ---------------------------- ------------------------- ---------------------------
4. Custodian account of a      The minor                    11.  Religious ,           The organization
minor (Uniform Gift to                                      charitable, or
Minors Act)                                                 educational
                                                            organization account
------------------------------ ---------------------------- ------------------------- ---------------------------
5. Adult and minor (joint      The adult, if the minor      12. Partnership account    The partnership
account)                       is the only contributor, the held in the name of the
                               minor (2)                    business

------------------------------ ---------------------------- ------------------------- ---------------------------
6. Account in the name of      The ward, minor or           13.  Association, club     The organization
guardian or committee for a    incompetent person3          or other tax-exempt
designated ward, minor, or                                  organization
incompetent person
------------------------------ ---------------------------- ------------------------- ---------------------------
7. a. Revocable savings        The grantor-trustee(1)       14. A broker or            The broker or nominee
trust account (guarantor is                                 registered nominee
also trustee)

------------------------------ ---------------------------- ------------------------- ---------------------------
   b.  So-called trust         The actual owner1            15.  Account with the      The public entity
account that is not a legal                                 Department of
or valid trust under State                                  Agriculture in the name
law                                                         of a public entity
                                                            (such as a State or
                                                            local government,
                                                            school district or
                                                            prison) that receives
                                                            agricultural program
                                                            payments
------------------------------ ---------------------------- ------------------------- ---------------------------

1 List first and circle the name of the person whose number you furnish.

2 Circle the minor's name and furnish the minor's social security number.

3 Circle the ward's, minor's or incompetent person's name and furnish such person's social security number.

4 Show the name of the owner, you may also enter the owner's business or "doing business as" name. You may use either the owner's SSN or EIN.

5 List first and circle the name of the legal trust, estate or pension trust.

NOTE: If no name is circled when there is more than one name, the number will be considered to belong to the first name listed.

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9

OBTAINING A NUMBER

If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

PAYEE EXEMPT FROM BACKUP WITHHOLDING

Payee generally exempted from backup withholding include the following:

o     A corporation.

o     A financial institution.

o An organization exempt from tax under section 501(a), or an individual retirement plan.

o     The United States or any agency or instrumentality thereof.

o A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.

o A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

o     An international organization or any agency, or instrumentality thereof.

o A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.

o     A real estate investment trust.

o     A common trust fund operated by a bank under Section 584(a).

o     An exempt  charitable  remainder trust, or a non-exempt trust described in
      Section 4947(a)(1).

o An entity registered at all times under the Investment Company Act of 1940.

o     A foreign central bank of issue.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

o     Payments to nonresident aliens subject to withholding under section 1441.

o Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.

o     Payments made by certain foreign organizations.

Payments of interest not generally subject to backup withholding include the following:

o     Payments of interest on obligations issued by individuals.

Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.

o Payments of tax-exempt interest (including exempt-interest dividends under section 852).

o     Payments described in section 6049(b)(5) to nonresident aliens.

o     Payments made by certain foreign organizations.

o     Payments made to a nominee.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE INTEREST DIVIDENDS, ALSO SIGN AND DATE THE FORM.


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Certain payments other than interest,  dividends,  and patronage  dividends that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041A(a), 6045, and 6050A.

Privacy Act Notice. Section 6109 requires most recipients of dividends, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to IRS. The IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 28% of taxable interest, dividends, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES

(1) Penalty for Failure to Furnish Taxpayer Identification Number. If you fail to furnish your correct taxpayer identification number to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information with Respect to Withholding. If you make
a  false  statement  with  no  reasonable   basis  that  results  in  no  backup
withholding, you are subject to a $500 penalty.

(3)  Criminal   Penalty  for  Falsifying   Information.   Willfully   falsifying
certifications or affirmations may subject you to criminal penalties, including fines and/or imprisonment.

(4) Misuse of Taxpayer Identification Numbers. If the requester discloses or uses taxpayer identification numbers in violation of federal law, the requester may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE

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